CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

(Unaudited)

David R. Wilmerding, Jr.

Chairman

May 23, 2023

Fellow Partner:

Our Fund earned $3.51 per share of net investment income in the three months ended March 31, 2023, compared to $3.14 per share in the same period of 2022.

After providing for the March 31, 2023 distribution, the net asset value per partnership share on March 31, 2023 was $887.92. The net asset value on December 31, 2022, our last report date, was $863.50.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

(Unaudited)

Portfolio Review

Summary

U.S. equity markets rose during the first quarter of 2023, resulting in an advance of 7.50% for the S&P 500® Index (“S&P 500”) for the three months ended March 31, 2023. Growth stocks, as measured by the S&P 500® Growth Index, advanced 9.63%, while value stocks, as measured by the S&P 500® Value Index, increased 5.15%. Small company stocks, as measured by the Russell 2000 Index, returned 2.73%, and global stocks, as represented by the MSCI World Stock Index, produced a 7.89% return during the first three months of the year.

Throughout the first quarter of 2023, equity markets rallied on the hopes that the Federal Reserve (“the Fed”) would stop raising interest rates in the first half of the year and that a recession could possibly be avoided in the second half. However, a regional banking crisis took center stage in March 2023 with the failures of Silicon Valley Bank (SVB) and Signature Bank (SBNY).

These two, as well as other small regional banks, grew rapidly from 2020 to 2021 due to the massive fiscal and monetary stimulus released into the economy as a result of the COVID pandemic. Several of them tripled their assets in just two years. A handful of these banks also had very concentrated, wealthy depositor bases, with accounts well above the FDIC insured $250,000 limit.

With interest rates near zero percent, banks had been making an acceptable “spread,” or profit, by paying depositors nearly 0% on their funds while investing the rest in safe Treasury bonds or other government securities yielding 1-2%. However, to capture this yield, these banks had to buy longer-dated securities with anywhere from 10-30 years until maturity.

As the Fed Funds rate moved from near zero to over 4.5%, longer-dated Treasury bonds, while safe from default, saw their price decline considerably. In March of 2023, as depositors continued moving funds out of banks and into higher yielding securities, some banks were forced to sell bonds at these depressed prices. This caused depositors, in turn, to worry about the health of the banks and the safety of their deposits. Fears that certain banks might soon become insolvent began to prove self-fulfilling, and a feedback loop, fueled by social media and cell phone banking apps, caused large clients, en masse, to pull deposits from the banks in question.

The Federal Reserve acted swiftly, and in a different manner than in 2008, to protect SVB and SBNY depositors. Rather than rescue banks by extending credit and buying their "bad" assets, the Fed used "good" bank assets and FDIC insurance to make depositors whole above the $250,000 FDIC insurance limit.

The goal of this action was to reassure wealthy depositors and small businesses, preventing similar depositor outflows—bank runs—from occurring at other institutions around the country. At the same time, the Fed announced a new borrowing program—the “Bank Term Funding Program” or BTFP. This program allowed a lifeline of liquidity to banks, using these bonds at their par value as collateral.

These actions temporarily stabilized the banking sector and calmed equity markets by the end of the quarter. Separately, after the Fed raised rates again in March, equity markets began to anticipate that this aggressive rate hiking cycle may finally be coming to an end as inflation continues to decline.

Performance Attribution

During the first quarter of 2023, the portfolio returned 3.1%, underperforming its benchmark index, the S&P 500, which returned 7.50% during the same period.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

(Unaudited)

Portfolio Review

The Fund's underperformance during the quarter came from seven of the Fund's top ten holdings. Air Products and Chemicals, Inc., Union Pacific Corporation, JPMorgan Chase & Co., Abbott Laboratories, Johnson & Johnson, Merck & Co. Inc., and Emerson Electric Co. all underperformed the broader index. These heavier weightings constituted 41.25% of the Fund's equity holdings as of December 31, 2022. In addition, Nike Inc. and Home Depot Inc. underperformed in the consumer discretionary sector, while 3M Company and Comcast Corporation underperformed in their respective sectors as well.

During the quarter, the performance of the S&P 500 Index was primarily attributed to a small number of stocks in the technology sector, as well as a handful of others in the consumer discretionary and communications services sectors. Microsoft Corporation, Apple Inc., and NVIDIA Corporation alone contributed over half of the 7.50% return of the broader index. The Chestnut Street Exchange Fund did not own some of these holdings, and those companies it did own were not weighted as heavily as they were in the broader index.

The Fund outperformed in the financial sector due to Moody's Corporation, as expectations of continued debt issuance growth with potential interest rate cuts in the future buoyed the stock. The lack of exposure in the utilities and real estate sectors of the market also aided performance during the quarter. The Fund's two newest holdings, GE Healthcare and Neogen Corporation, both outperformed the broader index during the quarter as well.

Outlook

As first quarter earnings are reported, the financial health of the banking sector in general and regional banks in particular will be scrutinized. Of particular concern will be bank liquidity.

Elsewhere, consumer spending remains solid, as consumers have continued to shift their spending habits from goods to services over the past year. Inflation has also declined considerably from its June 2022 peak, as month over month inflation numbers have come in well below prior levels. If this trend continues, it would be a welcome sign to most consumers and possibly the stock market, as the Fed might not see a need for further interest rate increases in the near term.

Any opinions expressed are those of Mitchell Sinkler & Starr, Inc. as of the date of this report and are subject to change based on changes in market or economic conditions. The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results. Please call 1-866-311-7541 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by Mitchell Sinkler & Starr, Inc. to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of March 31, 2023

(Unaudited)

	Chestnut Street Exchange Fund		S&P 500® Index		DJIATM Index
1st Quarter 2023	3.18%		7.50%		0.93%
1 Year	-7.34%		-7.73%		-1.98%
3 Years*	14.00%		18.60%		17.31%
5 Years*	7.96%		11.19%		9.01%
10 Years*	9.40%		12.24%		11.15%
Annualized	10.65%	(1)	11.23%	(1)	11.06%	(1)
Cumulative	10,664.64%	(1)	13,600.48%	(1)	12,692.31%	(1)

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return
(1)	Fund Inception 12/29/76

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2023

(Unaudited)

	SHARES	VALUE
COMMON STOCKS: 98.7%
BANKS: 8.3%
Bank of America Corp.	39,255	$1,122,693
JPMorgan Chase & Co.	81,275	10,590,945
Wells Fargo & Co.	55,125	2,060,573
		13,774,211
CAPITAL GOODS: 6.1%
3M Co.	18,556	1,950,421
Emerson Electric Co.	80,229	6,991,155
General Electric Co.	9,415	900,074
GE Healthcare Technologies, Inc.*	3,138	257,410
		10,099,060

CONSUMER DURABLES & APPAREL: 1.3%
NIKE, Inc.	17,287	2,120,078
		2,120,078

DIVERSIFIED FINANCIALS: 7.2%
Moody's Corp.	39,043	11,947,939
		11,947,939

ENERGY: 4.9%
Exxon Mobil Corp.	47,783	5,239,884
Schlumberger Ltd. ^	57,711	2,833,610
		8,073,494

FOOD & STAPLES RETAILING: 1.3%
Walmart, Inc.	14,951	2,204,525
		2,204,525

FOOD, BEVERAGE & TOBACCO: 4.8%
Altria Group, Inc.	12,580	561,320
Kraft Heinz Co.	2,941	113,728
Mondelez International, Inc.	8,737	609,144
PepsiCo, Inc.	30,497	5,559,603
Philip Morris International, Inc.	12,580	1,223,405
		8,067,200

HEALTH CARE EQUIPMENT & SERVICES: 5.6%
Abbott Laboratories	91,560	9,271,366
Neogen Corp. *	4,781	88,544
		9,359,910

MATERIALS: 9.7%
Air Products and Chemicals, Inc.	39,993	11,486,390
Cabot Corp.	60,180	4,612,195
		16,098,585

MEDIA & ENTERTAINMENT: 10.4%
Alphabet, Inc. Class A*	42,416	4,399,812
Comcast Corp. Class A	154,346	5,851,257
Walt Disney Co. *	60,469	6,054,761
ViacomCBS, Inc. Class B	41,580	927,650
		17,233,480
	SHARES	VALUE
PHARMACEUTICALS & BIOTECHNOLOGY: 8.3%
Johnson & Johnson	47,126	$7,304,530
Merck & Co., Inc.	60,285	6,413,721
Organon & Co.	6,029	141,802
		13,860,053

RETAILING: 3.9%
Amazon.com, Inc.*	16,666	1,721,431
Home Depot, Inc.	16,394	4,838,197
		6,559,628
SEMICONDUCTORS: 3.1%
Intel Corp.	157,922	5,159,312
		5,159,312
SOFTWARE & SERVICES: 11.4%
Check Point Software Technologies Ltd. *^	31,774	4,130,620
Microsoft Corp.	35,666	10,282,508
Oracle Corp.	49,558	4,604,929
		19,018,057

TECHNOLOGY, HARDWARE & EQUIPMENT: 5.9%
Apple, Inc.	53,471	8,817,368
Cisco Systems, Inc.	19,716	1,030,654
		9,848,022

TRANSPORTATION: 6.5%
Union Pacific Corp.	53,901	10,848,114
		10,848,114
Total Common Stocks
(Cost: $20,094,191)		164,271,668

* Non-Income Producing
^ Foreign Issued Security

TOTAL INVESTMENT IN SECURITIES
(Cost: $20,094,191)	98.7%	$164,271,668
Other assets	1.7%	2,765,459
Other liabilities	(0.4)%	(667,772)
NET ASSETS
(Applicable to 187,370 partnership shares outstanding)	100.0%	$166,369,355
Net Asset Value Per Share		$887.92

Net assets applicable to shares owned by:
Limited partners
(187,337 shares)		$166,340,054
Managing general partners
(33 shares)		29,301
NET ASSETS		$166,369,355

For purposes of this report, the securities in the portfolio have been organized by their respective Global Industry Classification Standard (GICS®) code. GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS

March 31, 2023

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities
•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

March 31, 2023

(Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The following is a summary of inputs used, as of March 31, 2023, in valuing the Fund’s investments carried at value:

	Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$164,271,668	$164,271,668	$-	$-

*	See details of industry breakout in the Schedule of Investments.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

MANAGING GENERAL PARTNERS
Langhorne B. Smith
Terry Wettergreen
David R. Wilmerding, Jr.

INVESTMENT ADVISER
Mitchell Sinkler and Starr, Inc.
Two Penn Center Plaza, Suite 1320
Philadelphia, PA 19102

ADMINISTRATOR	First Quarter Report
U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	March 31, 2023
(Unaudited)

Chestnut Street Exchange Fund
TRANSFER AGENT	223 Wilmington West
U.S. Bank Global Fund Services	Chester Pike, Suite 216
615 East Michigan Street	Chadds Ford, PA 19137
Milwaukee, WI 53202	1-866-311-7541